Note 22 Memorandum item subordinated liabilities at amortized cost (Details) - EUR (€) € in Millions		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Subordinated liabilities at amortized cost [Line Items]
Subordinated deposits		€ 104	€ 56	€ 35
Subordinated certificates	[1]	20,949	19,556	15,832	€ 12,485
Compound convertible financial instruments		6,303	5,638	5,715
Other non convertible subordinated liabilities		14,645	13,918	10,117
Memorandum item subordinated liabilities at amortised cost		€ 21,053	€ 19,612	€ 15,867

[1]
(1) There were €104 million, €56 million and €35 million of subordinated deposits as of December 31, 2025, 2024 and 2023, respectively (see Note 22.4). In addition, there were coupon payments on subordinated liabilities for €397 million, €388 million and €345 million in 2025, 2024 and 2023, respectively. Appendix VI details the outstanding subordinated debt issued by their nominal value.